Exhibit 32.1

Section 906 Certification

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER OR

PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Form 10-Q of Fog Cutter Capital Group Inc. for the six months ended June 30, 2004, I, Donald J. Berchtold, Chief Executive Officer of Fog Cutter Capital Group Inc., hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Form 10-Q for the six months ended June 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such Form 10-Q for the six months ended June 30, 2004 fairly presents, in all material respects, the financial condition and results of operations of Fog Cutter Capital Group Inc.

This written statement is being furnished to the Securities and Exchange Commission as an exhibit to such Form 10-Q.

August 16, 2004	/s/ Donald J. Berchtold
Date	Donald J. Berchtold
Chief Executive Officer

A signed original of this written statement required by § 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.